Securities Act File No. 333-68239
                                               Securities Act File No. 333-61831


                            PILGRIM PRIME RATE TRUST

                        SUPPLEMENT DATED NOVEMBER 1, 1999
                      TO THE PROSPECTUS DATED JUNE 18, 1999

     ACQUISITION OF PILGRIM CAPITAL CORPORATION BY RELIASTAR FINANCIAL CORP.

     As of October 29, 1999, Pilgrim Investments, Inc., which is the Adviser to Pilgrim Prime Rate Trust, became a wholly-owned subsidiary of ReliaStar Financial Corp. (NYSE: RLR). ReliaStar is a Minneapolis-based holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education. Based on revenues, ReliaStar is the 8th largest publicly held life insurance holding company in the United States.